Filed pursuant to Rule 497(e)

File Nos. 333-148624 and 811-22167

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement Dated November 13, 2014 to the

Statement of Additional Information

Dated April 1, 2014 (as revised September 15, 2014) (as supplemented thereafter)

Within the “Investment Objective and Policies” section, the second paragraph of the introductory language to the section is hereby deleted and restated in its entirety:

The Target Funds invest primarily in certain Funds and series of Allianz Funds, PIMCO Equity Series, PIMCO ETF Trust and PIMCO Funds (the “Underlying Funds”). They may also invest in other investment companies that are not Underlying Funds (the “Other Acquired Funds”), and may invest directly in securities and other instruments. The Multi-Asset Real Return Fund, the Global Fundamental Strategy Fund and the Emerging Markets Debt Fund may also invest in Underlying Funds and Other Acquired Funds. For more information about the principal investments and strategies and principal risks of the Underlying Funds, please see Appendix E to this Statement of Additional Information. By investing in the Underlying Funds and Other Acquired Funds, each of the Target Funds, the Multi-Asset Real Return Fund, the Global Fundamental Strategy Fund and the Emerging Markets Debt Fund may have an indirect investment interest in some or all of the securities and instruments described below, depending upon how its assets are allocated among the Underlying Funds and Other Acquired Funds. The Target Funds, the Multi-Asset Real Return Fund, the Global Fundamental Strategy Fund and the Emerging Markets Debt Fund may also have an indirect investment interest in other securities and instruments utilized by the Underlying Funds that are series of Allianz Funds, PIMCO Equity Series and PIMCO Funds. These securities and instruments are described in the current prospectuses and Statements of Additional Information of Allianz Funds, PIMCO Equity Series, PIMCO ETF Trust and PIMCO Funds — See “Investment Strategies of the Target Funds, the Multi-Asset Real Return Fund, the Global Fundamental Strategy Fund and the Emerging Markets Debt Fund” below. The Structured Return Fund and the U.S. Equity Hedged Fund may invest directly in Other Acquired Funds and may invest directly in securities and other instruments — See “Investment Strategies of the Structured Return Fund and the U.S. Equity Hedged Fund” below.

Within the “Investment Objectives and Policies—Other Investment Companies” subsection, the third paragraph is hereby deleted and restated in its entirety:

A Fund may invest in other investment companies during periods when it has large amounts of uninvested cash, during periods when there is a shortage of attractive securities available in the market, or when a Sub-Adviser believes share prices of other investment companies offer attractive values. The Funds may also invest in other investment companies because the laws of some foreign countries may make it difficult or impossible for a Fund to invest directly in issuers organized or headquartered in those countries, or may limit such investments. The most efficient, and sometimes the only practical, means of investing in such companies may be through investment in other investment companies that in turn are authorized to invest in the securities of such issuers. The Funds may invest, in excess of the general limits described above, in investment companies that are advised by Allianz Global Fund Management or its affiliates, as well as in money market funds and ETFs, to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. Furthermore, the Structured Return Fund and the U.S. Equity Hedged Fund intend to invest in ETFs in excess of the general limits described above prescribed pursuant to exemptive relief granted to such ETFs by the SEC.

Within the “Investment Objectives and Policies” section, the subsection entitled “Investment Strategies of the Structured Return Fund” is hereby renamed “Investment Strategies of the Structured Return Fund and the U.S. Equity Hedged Fund” and is hereby deleted and replaced in its entirety with the following:

The Structured Return Fund and the U.S. Equity Hedged Fund intend to achieve their exposure to equity securities by investing in Other Acquired Funds, including the SPDR® S&P® 500 ETF Trust (the “SPDR S&P 500 ETF”). By investing in Other Acquired Funds, the Structured Return Fund and the U.S. Equity

Hedged Fund may be subject to some or all of the risks associated with the securities, instruments and techniques utilized by such Other Acquired Funds. The SPDR S&P 500 ETF’s attendant risks are described in the current prospectus and Statement of Additional Information of the SPDR S&P 500 ETF, which are included in the registration statement (File Nos. 33-46080 and 811-06125) on file with the SEC. The principal investments and strategies and principal risks of the SPDR S&P 500 ETF may change following the date of this Statement of Additional Information, and investors should refer to the prospectus and Statement of Additional Information of the SPDR S&P 500 ETF for the most recent information about the SPDR S&P 500 ETF. These documents are available at www.spdrs.com and on the EDGAR Database on the SEC’s Web site at www.sec.gov.

The third paragraph of the “Portfolio Transaction and Brokerage—Portfolio Turnover” subsection is hereby deleted and restated in its entirety:

The Target Funds, the Multi-Asset Real Return Fund, the Global Fundamental Strategy Fund and the Emerging Markets Debt Fund indirectly bear the expenses associated with the portfolio turnover of the Underlying Funds, which may have higher portfolio turnover rates than those Funds. The AllianzGI Structured Return Fund and the AllianzGI U.S. Equity Hedged Fund indirectly bear the expenses associated with the portfolio turnover of the Other Acquired Funds in which they invest, which may have higher portfolio turnover rates than those Funds.

The ninth paragraph of the “Taxation—Fund Distributions” subsection is hereby deleted and restated in its entirety:

If a Fund, such as one of the Target Funds or the Multi-Asset Real Return Fund, the Global Fundamental Strategy Fund, the Emerging Markets Debt Fund, the Structured Return Fund or the U.S. Equity Hedged Fund receives dividends from an Underlying Fund or Other Acquired Fund that qualifies as a regulated investment company (each, an “Underlying RIC”), and the Underlying RIC reports such dividends as qualified dividend income, or if a Fund is allocated qualified dividend income from an Underlying Fund or Other Acquired Fund or a private equity fund or hedge fund that is treated as a partnership for U.S. federal income tax purposes (see “Funds Treated as Partnerships” below), then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided, in the case of an Underlying RIC, that the Fund meets holding period and other requirements with respect to shares of the Underlying RIC.

The twelfth through fifteenth paragraphs of the “Taxation—Fund Distributions” subsection are hereby deleted and restated in their entirety:

If a Fund, such as one of the Target Funds or the Multi-Asset Real Return Fund, the Global Fundamental Strategy Fund, the Emerging Markets Debt Fund, the Structured Return Fund or the U.S. Equity Hedged Fund receives dividends from an Underlying RIC, and the Underlying RIC reports such dividends as eligible for the dividends-received deduction, or if a Fund is allocated such dividends from an Underlying Fund or Other Acquired Fund or a private equity fund or hedge fund that is treated as a partnership for U.S. federal income tax purposes (see “Funds Treated as Partnerships” below), then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided, in the case of an Underlying RIC, that the Fund meets holding period and other requirements with respect to shares of the Underlying RIC.

A Fund’s investment in Underlying RICs can affect the amount, timing and character of distributions to shareholders of such Fund, relative to what those distributions otherwise might have been had the Fund invested directly in the securities owned by those Underlying RICs. For example, a Fund, such as one of the Target Funds or the Multi-Asset Real Return Fund, the Global Fundamental Strategy Fund, the Emerging Markets Debt Fund, the Structured Return Fund or the U.S. Equity Hedged Fund will not be able to offset losses realized by one Underlying RIC against gains realized by another Underlying RIC in that taxable year. Instead, those losses will reduce the taxable income or gains of the Fund only at the earlier of (i) such time as they reduce gains recognized by the Underlying RIC that previously recognized the losses, or (ii) when the Fund disposes of shares of the Underlying RIC that recognized the losses. Moreover, even when such a Fund disposes of shares of an Underlying RIC, it will not be able to offset any capital loss from such disposition against its ordinary income (including distributions of any net short-term capital gain realized by another Underlying RIC), and part or all of such loss may be treated as a long-term capital loss, that will not be treated as favorably for federal income tax purposes as short-term capital loss. If an Underlying RIC were to cease to qualify as a RIC, the value of a Fund’s investment in such Underlying RIC would be negatively affected.

In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to a Fund’s sales of Underlying RIC shares that have generated losses. A wash sale occurs if shares of an Underlying RIC are sold by a Fund at a loss and the Fund acquires additional shares of that same Underlying RIC 30 days before or after the date of the sale. The wash-sale rules could defer losses in the Fund’s hands on sales of Underlying RIC shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.

As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund, such as one of the Target Funds or the Multi-Asset Real Return Fund, the Global Fundamental Strategy Fund, the Emerging Markets Debt Fund, the Structured Return Fund or the U.S. Equity Hedged Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by Underlying RICs, rather than investing in shares of the Underlying RICs. For similar reasons, the amount and timing of distributions from a Fund qualifying for treatment as a particular character (e.g., long-term capital gain, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the Underlying RICs.

The fourth paragraph of the “Other Information—Voting Rights” subsection is hereby deleted and restated in its entirety:

The Target Funds and the Multi-Asset Real Return Fund, the Global Fundamental Strategy Fund, the Emerging Markets Debt Fund, the Structured Return Fund and the U.S. Equity Hedged Fund will vote shares of each Underlying Fund and/or Other Acquired Fund that they own in their discretion in accordance with their proxy voting policies.

Please retain this Supplement for future reference.